UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 18, 2018

Date of Report (Date of earliest event reported)

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke HM 19, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 295-4513

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On June 18, 2018, RenaissanceRe Holdings Ltd. (the “Company”), issued 10,000,000 shares of its newly designated depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of 5.750% Series F Preference Shares, par value $1.00 per share and a liquidation preference of $25,000 per share (equivalent to $25.00 per Depositary Share) (representing $250,000,000 in aggregate liquidation preference) (the “Series F Preference Shares”). Dividends on the Series F Preference Shares (and in turn, the Depositary Shares) will be payable on a non-cumulative basis only when, as and if declared by the Company’s board of directors, quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2018, at a rate equal to 5.750% of the liquidation preference per annum (equivalent to $1,437.50 per share and $1.4375 per Depositary Share). The Depositary Shares were sold pursuant to an effective shelf registration statement (Reg. No. 333-219675).

Pursuant to the Certificate of Designation, Preferences and Rights of 5.750% Series F Preference Shares (the “Certificate of Designation”), the Series F Preference Shares rank senior to the Company’s common shares and equally with the Company’s 6.08% Series C Preference Shares and 5.375% Series E Preference Shares as to dividends and distributions of assets upon the Company’s liquidation, dissolution or winding up.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached hereto as Exhibit 4.2 and is incorporated by reference herein. The form of share certificate for any Series F Preference Shares that may be issued in certificated form is attached hereto as Exhibit 4.1 and incorporated herein by reference.

In connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (the “Deposit Agreement”), dated June 18, 2018, with Computershare Inc. and Computershare Trust Company, N.A., as depositary and holders from time to time of the depositary receipts.

The Deposit Agreement has been included as Exhibit 4.3 hereto and the form of Depositary Receipt has been included as Exhibit 4.4 hereto. The above description of the Deposit Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

ITEM 8.01 Other Events.

A legal opinion relating to the validity of the Series F Preference Shares is attached hereto as Exhibit 5.1.

A legal opinion as to the Depositary Shares is attached hereto as Exhibit 5.2.

ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

4.1	Form of Share Certificate Evidencing the 5.750% Series F Preference Shares (1)

4.2	Certificate of Designation, Preferences and Rights of 5.750% Series F Preference Shares (1)

4.3	Deposit Agreement, dated June 18, 2018, among RenaissanceRe Holdings Ltd., Computershare, Inc. and Computershare Trust Company, N.A. (1)

4.4	Form of Depositary Receipt (1)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)

23.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.2)

(1)	Incorporated by reference to the Registration Statement on Form 8-A of the Company dated June 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2018

RENAISSANCERE HOLDINGS LTD. By: /s/ Stephen H. Weinstein Name: Stephen H. Weinstein Title: Senior Vice President, General Counsel & Corporate Secretary